Redeemable Noncontrolling Interests	12 Months Ended
Dec. 31, 2015
Temporary Equity Disclosure [Abstract]
Redeemable Noncontrolling Interests

15.    REDEEMABLE NONCONTROLLING INTERESTS

	2013	2014	2015
	RMB	RMB	RMB	US$
	(In thousands)
Balance as of January 1	1,033,283	—	1,894,502	292,461
Net losses	(61,857)	—	—	—
Other comprehensive income (loss)	(55,420)	—	142,071	21,932
Exercise of share-based awards	464	—	—	—
Share-based compensation	11,259	—	—	—
Issuance of subsidiary shares	51,368	1,841,819	1,582,126	244,237
Accretion of redeemable noncontrolling interests	31,799	52,683	329,180	50,817
Acquisition of subsidiaries’ redeemable shares from shareholders	(121,962)	—	—	—
Reclassification of redeemable noncontrolling interests	(888,934)	—	—	—

Balance as of December 31	—	1,894,502	3,947,879	609,447

On November 14, 2014, iQiyi completed a round of preferred shares financing. The new preferred shareholders acquired 13.42% of the then outstanding equity interest of iQiyi for a total consideration of US$300.00 million.

On October 1, 2015, Xiaodu Life Technology Ltd (“Xiaodu”), a wholly owned subsidiary of the Company primarily engaged in the business of takeout delivery services, issued 250,000,000 preferred shares at par value to certain shareholders for a total consideration of US$250.00 million. As the preferred shares could be redeemed by such shareholders upon the occurrence of certain events that are not solely within the control of Xiaodu, these preferred shares are accounted for as redeemable noncontrolling interests.

The Company accounts for the accrete changes in the redemption value in accordance with ASC topic 480 (“ASC 480”), Distinguishing Liabilities from Equity. The Company elects to use the effective interest method for the changes of redemption value over the period from the date of issuance to the earliest redemption date of the noncontrolling interest.